EXHIBIT 10.4

Sale and Purchase Agreement for Gold

This Sale and Purchase Agreement for Gold is made and entered into as of September 21, 2016 by and between:

Company:	[***][1]
Address:	[***] Australia
Country of Company Formation:	Australia
Telephone:	[***]
Email:	[***]
Represented by:	[***]

Hereinafter referred to as "Buyer"

AND

Company:	Capstone Financial Group, Inc.
Address:	8600 Transit Road, East Amherst, New York 14051, USA
Country of Company Formation:	USA
Telephone:	+1 (866)-798-4478
Email:	dpastor@capstonefg.com
Represented by:	Darin Pastor
Nationality:	USA
Company Reg. No.:	NV20121429901 (State of Nevada’s business identification number)

Hereinafter referred to as "Seller"

WHEREAS, Seller, through best efforts, has available for sale doré gold in bar or other form, with the purity of the gold in said doré being at least 95.8% (in such doré, less-than-perfectly-pure form, the "Gold"), and

WHEREAS, Buyer agrees to purchase no less than 50,000 kilograms (i.e. 50 metric tons) of Gold from the Seller at an agreed price, in portions, and at a time (or times) as mutually agreed and as provided in this Agreement, with any sale and purchase of Gold in excess of 50,000 kilograms by mutual agreement;

NOW THEREFORE: Both parties agree as follows:

1. QUANTITIES AND TIMES FOR SALES/PURCHASES.

Seller agrees to sell and deliver to Buyer under the terms and conditions of this Agreement, and Buyer agrees to buy from Seller under the terms and conditions of this Agreement, during the period from December 15, 2016 through September 30, 2019, inclusive, (a) a quantity of Gold mutually agreed upon delivered as soon as practicable for both parties, but in no event

1CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

sooner than December 15, 2016, and thereafter (b) a mutually agreed upon number of kilograms of Gold to be delivered in a single or multiple Shipments on a date or dates for the parties’ mutual convenience (with the quantities and dates of each Shipment to be agreed upon in writing before delivery, but with the parties’ current understanding being that the quantities and dates shall be consistent with the proposed schedule set forth as Exhibit A to this Agreement). The aggregate total number of kilograms of Gold in all Shipments combined shall not be less than 50,000, subject to the best efforts of Seller and to Seller's compliance with its obligations under this Agreement. Any Shipments of Gold in excess of 50,000 kilograms shall be by mutual agreement between the parties.

Each such respective purchase and sale of the stated quantity of the Gold is referred to in this Agreement as a “Closing,” and the Gold actually delivered by Seller for a particular Closing is referred to in this Agreement as a “Shipment.”

With respect to any proposed Closing, Buyer shall have no obligation to purchase any Gold at such proposed Closing and shall have no liability of any kind for declining to purchase Gold at such Closing, if there has been less than full satisfaction by Seller (separately as to such Closing as distinct from any other Closings) of all of the conditions stated in this Agreement for Buyer’s obligations at such particular Closing.

If at [***]2, the aggregate total of Gold in all Shipments combined is less than 50,000 kilograms through no fault of Buyer, including (but not limited to) Buyer declining to purchase Gold at any Closing or Closings in accordance with provisions of this Agreement which authorize Buyer to so decline, Buyer is relieved of any obligation under this Agreement to purchase any additional Gold (beyond that which has already been purchased). Any additional sale and purchase of Gold will be by agreement of the parties.

2. SPECIFICATIONS SUMMARY.

QUANTITY	At each respective Closing: A mutually agreed upon number of kilograms of Gold, being not less than 15 kilograms and not more than 2,500 kilograms of Gold per Closing. (It is understood that this means doré gold in bar or other form with the purity of the gold in said doré being at least 95.8%). The aggregate total number of kilograms of Gold in all Closings combined shall not be less than 50,000 kilograms, subject to the best efforts of Seller and shall not be more than 50,000, except by agreement of the parties.
DELIVERY TERMS	CIF (Incoterms 2010 as amended by the terms and conditions of this Agreement) the gold refinery where the Assay (as defined below) is performed (the “Delivery Point”). In the event of any inconsistency between the terms of this Agreement and CIF (Incoterms 2010), the terms of this Agreement prevail.
PRICE	[***] per troy ounce of Gold ([***] per metric ton of Gold).
PRODUCT HISTORY	Clean, clear, no adverse claims, no liens. No person in the chain of title shall be "specially designated nationals” or “blocked persons" under the US Office of Foreign Assets Control or the USA PATRIOT Act or subject to blocking, limitation or sanctions by the Commonwealth Government of Australia.
ORIGIN	One or more countries reasonably acceptable to Buyer. To be identified

2 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with more particularity (by country, and mine by mine and with chain of title) by Seller in a writing delivered to Buyer at least three days before each respective Closing with respect to the Shipment delivered for such respective Closing. The origin country(ies) will not necessarily be the same for each of the Closings. For the first Closing, the sole country(ies) of origin will be in the Americas.
ASSAY	Directly before each respective Closing, Seller will deliver all the Gold for the Shipment to the Perth Mint gold refinery or a Johnson Matthey or ABC Refinery gold refinery in Australia (to be selected by Buyer in its discretion subject to approval by Seller, such approval not to be unreasonably withheld), where Buyer will cause all such Gold to be weighed and will (using one of the following two methods (to be selected by Buyer in its discretion subject to approval by Seller, such approval not to be unreasonably withheld) assay the Gold in order to determine the overall gold purity percentage of the selected Gold sample, which will then also be conclusively deemed to be the overall gold purity percentage of the entire Shipment (the “Assay”). The two alternative methods are: (a) Buyer will select in Buyer’s discretion a random sample of the Gold (of approximately 50-100 kilograms) to be refined at the refinery; or (b) Buyer will cause the entire Shipment of Gold to be smelted at the refinery and dip samples from each smelting to be taken while the Gold is molten and stirred to ensure an accurate and homologous sample is taken – all metal dip samples collected will then be tested through either ICP, AAS or Fire assay analysis to determine an accurate purity percentage of the entire Shipment. (The Assay shall be all at Buyer’s expense, regardless of the Assay method chosen.)
PACKING	The Gold will be delivered by Seller (to the Delivery Point) in metal containers.

3. DELIVERY TERMS

a. The Gold shall be delivered by Seller to Buyer CIF (Incoterms 2010 as amended by the terms and conditions of this Agreement) the Delivery Point.

b. Seller shall notify Buyer via email of the exact date and time Seller will deliver the Shipment to such gold refinery for the Assay process (such email to be sent at least 48 hours in advance, unless Buyer agrees in writing to a specified Assay process time and date which entails a shorter notice).

4. PRICE TERMS

a. The purchase/sale price for the Gold shall be [***]3 per troy ounce of Gold ([***] per metric ton of Gold). The stated purchase/sale price for the Gold at each respective Closing (calculated from the weight of the Shipment to be delivered at such Closing) is referred to in this Agreement as the “Purchase Price.” For example, the Purchase Price for a Shipment of 10 metric tons would be [***] (subject to possible adjustment under Section 4.b below). Each Purchase Price is stated in and shall be paid in United States Dollars (US$). The Purchase

3 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Price shall be calculated based on the weight of the Shipment, and shall not be adjusted for deviations in weight or purity except as expressly set forth in Section 4.b below.

b. The purity of the gold in the doré is to be at least 95.8%. If for any respective Shipment it is determined at the Assay that the indicated gold content of the doré is less than 95.8% or the weight of the Shipment is more than 10% lower or 5% higher than advised by the Seller, then Buyer shall have in its sole discretion the option either to decline to accept delivery (in which case Seller shall pursuant to Section 6 be liable to make a compensation payment to Buyer of 0.75% of the indicative Purchase Price for that Shipment, calculated on the basis of the notice delivered by Seller under Section 5) or to accept delivery (in which case Buyer’s responsibility to pay the Purchase Price for the Shipment at the applicable Closing shall be reduced to an amount equal to the “Adjusted Price” (defined as US$905.15 times WxP, where W = the actual gross Gold weight; and P is the actual purity determined by “the Assay” defined in Section 2);

and for avoidance of doubt: if for any Shipment the Gold is of such high gross weight and/or is determined by the Assay to be of such high purity that the indicated gold content is more than the contracted-for weight times 95.8% purity, Buyer shall nonetheless be entitled to purchase (and Seller shall nonetheless be required to deliver and sell) the entire Shipment for the Purchase Price without any immediate or future price adjustment).

c. In the absence of fraud, Seller shall not be responsible for any negative difference in weight and/or purity percentage from those determined at the Assay.

d. Buyer acknowledges and agrees that risk and ownership of each respective Shipment remains with Seller until the applicable Closing, and upon the applicable Closing (i.e., upon satisfaction or express waiver in writing of all the closing conditions as set forth herein) all title and ownership to and in the applicable Shipment Gold (i.e., including the refined gold resulting from refining the 50-100 kilogram random sample of Gold selected by Buyer, or the dip samples (as the case may be), and also including the remaining Gold in doré bar or other form and all other minerals contained in the doré) shall automatically transfer to Buyer without any requirement for further instrument of transfer on the part of Seller.

5. PAYMENT TERMS

It is not required or expected that Buyer pay the Purchase Price directly to Seller or that the Purchase Price be paid indirectly to Seller at the exact moment of the applicable Closing. Instead, at least 20 days before the applicable Closing (25 days, in the case of the first Closing), Seller shall deliver to Buyer a notice in respect of the proposed Shipment detailing the anticipated weight and indicative Purchase Price of the Shipment and its mine(s) of origin; at least 15 days before the applicable Closing (20 days, in the case of the first Closing), Buyer shall deliver to Seller an original executed irrevocable commercial letter of credit (the "LC") issued by Westpac or another commercial bank in Australia or the United States of equivalent stature and financial strength (the "Issuing Bank") and in an amount equal to or greater than the indicative Purchase Price for the applicable Closing. Such LC shall provide that, upon presentation by Seller to the Issuing Bank of the documentary requirements set forth in such LC (the “Satisfaction Documents”), the Issuing Bank shall satisfy the full applicable Purchase Price payment obligation to Seller under the LC.

In the case of a LC for a Closing other than the first Closing, such LC shall provide that, upon presentation by Seller to the Issuing Bank from time to time of the documentary requirements set forth as such applicable other LC’s Satisfaction Documents (which shall be of like tenor as the Satisfaction Documents in the first LC except for the changes in dates and amounts), the

Issuing Bank shall satisfy the full applicable Purchase Price payment obligation to Seller under the applicable other LC.

Unless Seller provides Buyer with different wire transfer instructions by written notice to Buyer before the issuance of the applicable LC, the applicable LC shall provide that upon presentation by Seller to the Issuing Bank of the applicable Satisfaction Documents, the Issuing Bank shall wire the purchase price as follows:

BANK INFORMATION	Citibank
BANK ADDRESS	3996 Barranca Parkway, Irvine, California 92606, USA
BENEFICIARY	Capstone Financial Group, Inc.
ACCOUNT No	[***][4]
SWIFT CODE	CITI US 33
TELEPHONE	+1 949-726-5124

6. CLOSING.

Obligation of Buyer for Delivery of Satisfaction Documents. At each respective Closing, Buyer shall (if the conditions to the closing obligations of Buyer as set forth below shall have been satisfied at or before such Closing) deliver to Seller the applicable Satisfaction Documents for such Closing.

Refinery Test Leading to Closing. Immediately after Seller’s delivery of the respective Shipment of Gold to the gold refinery selected by Buyer, Buyer shall cause the Assay to be performed, and the true purity of the Gold (as Delivered) shall thereby be conclusively deemed to have been determined as to the entire Shipment. The time for the applicable Closing shall be 24 hours after Buyer has received the results of the Assay, and Seller shall be deemed to have delivered at such Closing the entire applicable Shipment of Gold (i.e., including the pure refined gold resulting from refining the 50-100 kilogram sample, or the dip samples (as the case may be), and also including the remaining Gold in doré bar or other form and all other minerals contained in the doré).

If a Section 4.b Adjusted Price is indicated, it shall be applied and shall be determined solely and conclusively based upon the true purity as determined by the Assay and upon the gross Shipment weight as determined by the refinery.

Default in Shipment. If a notice is delivered by Seller under Section 5 but the proposed Shipment referred to in the notice does not occur, whether due to Seller's suppliers of Gold defaulting on their obligations to deliver the indicated amount of Gold for that proposed shipment, or otherwise, Seller must make a compensation payment to Buyer of 0.75% of the indicative Purchase Price for that Shipment, calculated on the basis of the notice delivered by Seller under Section 5.

Conditions to Closing Obligations of Buyer. Buyer’s obligations at each respective applicable Closing shall be subject to the satisfaction (or express waiver in writing by Buyer)

4 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

at or before the time of the Closing of each of the following conditions as to such applicable Closing:

a. All of Seller’s representations and warranties made in this Agreement shall be true and correct in all material respects on and as of such Closing.

b. Seller shall have performed and complied in all material respects with all of its covenants and obligations to be performed at or before such Closing.

c. The Assay process shall have been completed, and if a Section 4.b Adjusted Price is indicated then Buyer shall have in its sole discretion an election whether or not to accept delivery of the Gold in the applicable Shipment. (If Buyer has such an election but does not expressly notify Seller before the applicable Closing that Buyer has elected not to accept delivery of the Gold in the applicable Shipment, then it shall be conclusively deemed that Buyer has waived such right to decline such Shipment and has elected to accept delivery of the Gold in the applicable Shipment, and the Purchase price payable for such Shipment shall be reduced to the Adjusted Price.)

d. Seller shall have delivered the Shipment CIF (Incoterms 2010 as amended by the terms and conditions of this Agreement) to the Delivery Point, in metal containers.

e. Seller shall have delivered to Buyer, not less than two Sydney business days before the Closing, the following documents with respect to the Shipment in form and substance reasonably satisfactory to Buyer (the “Delivery Documents”):

i.                       Three originals of Commercial Invoices in favor of Buyer.

ii.                       Certificate of Ownership of the Gold.

iii.                       A written certification of Seller identifying (to Seller’s knowledge) the exact mine or mines from which the Gold in the Shipment was extracted, and the chain of title of the Gold. No person in such chain of title shall be "specially designated nationals” or “blocked persons" under the US Office of Foreign Assets Control or the USA PATRIOT Act or subject to blocking, limitation or sanctions by the Commonwealth Government of Australia.

iv.                       Certificate of Free Circulation of Goods (EUR1).

v.                       Declaration that the Gold is free and clear and of non-criminal and non-terrorist origin, unencumbered and free of any adverse claims, liens and encumbrances, and is transferable and exportable.

vi.                       Customs Declaration Form(s) and Export Permit (if applicable).

vii.                       Proof of export duty paid (if applicable).

viii.                       Statement of gross weight of the Shipment as determined, before delivery to the Delivery Point, by Seller.

ix.                       Certificate that the Gold does not contain any mercury and/or cyanide.

f. Buyer shall have had the opportunity to, if Buyer so requested, have a third party designated by Buyer inspect any or all of the mines identified in Seller’s written certification delivered pursuant to item “(e)(iii)” above.

g. Buyer shall have had the opportunity to, if Buyer so requested, spot-check the Gold for purity level before transport of the Gold to the country where the Assay is to be performed.

For avoidance of doubt: the parties confirm that a separate and completely compliant (for legal purposes and to comply with the compliance requirements of the Issuing Bank and the relevant refinery) set of Delivery Documents (and a separate performance of each of the other closing conditions stated above, in addition to the Delivery Documents) is required for each separate Closing; without a separate and completely compliant set of Delivery Documents (and a separate performance of each of the other closing conditions stated above, in addition to the Delivery Documents) for any applicable separate Closing, the closing conditions shall be deemed not to have been satisfied as to such applicable separate Closing and Buyer shall have no obligation to proceed with the purchase of any Gold at such Closing and shall have no liability of any kind for declining to proceed with the purchase of any Gold at such Closing.

Conditions to Closing Obligations of Seller. Seller’s obligations at each respective applicable Closing shall be subject to the satisfaction (or express waiver in writing by Seller) at or before the time of the Closing of each of the following conditions as to such applicable Closing:

a. All of Buyer’s representations and warranties made in this Agreement shall be true and correct in all material respects on and as of such Closing.

b. Buyer shall have performed and complied in all material respects with all of its covenants and obligations to be performed at or before such Closing.

c. The Assay process (as defined in Section 2 of this Agreement) shall have been completed, and Buyer shall have informed Seller in writing of the total weight of the delivered Gold as determined by Buyer and the refinery and the overall gold purity percentage as determined by the Assay. If a Section 4.b Adjusted Price is indicated, the Buyer has in its sole discretion elected or has been deemed hereunder to elect to accept delivery of the Gold in the applicable Shipment.

d. Buyer shall have at least 15 days before such Closing (20 days, in the case of the first Closing) delivered to Seller an original executed LC for an amount equal to or greater than the applicable indicative Purchase Price (as contemplated by and in accordance with Section 5 of this Agreement).

e. Buyer shall have delivered the Satisfaction Documents to Seller at the Closing.

Sequencing. It is expressly understood, agreed and expected that the applicable Closing might be completed before Seller has had an opportunity to present the Satisfaction Documents to the Issuing Bank and thereby receive the Purchase Price from the Issuing Bank, but that nonetheless upon the applicable Closing (i.e., upon satisfaction or express waiver in writing of all the closing conditions as set forth herein) all title and ownership to and in the applicable Shipment Gold (i.e., including the refined gold resulting from refining the 50-100 kilogram sample of Gold selected by Buyer, or the dip samples (as the case may be), and also including the remaining Gold in doré bar or other form and all other minerals contained in the doré) shall automatically transfer to Buyer – and without any requirement for further instrument of transfer on the part of Seller.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS

With regard to each respective Closing, Seller confirms, represents, warrants and covenants to Buyer that:

a.                  Seller has all right, power and authority to execute, deliver and perform this Agreement, and has duly authorized the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by Seller.

b.                 Seller’s execution, delivery and performance of this Agreement did not and will not violate any applicable laws or regulations or result in the breach of any other agreement to which Seller is a party.

c.                  The Gold to be sold at such Closing will at the time of delivery be owned by Seller free and clear of any and all adverse claims, liens and encumbrances.

d.                 Such Gold was legally acquired by Seller and there was and will be no infringement whatsoever on the part of Seller or at any point in Seller’s chain of title of any laws and regulations from the moment of extraction through to the Delivery Point and through the moment that ownership of the Gold passes to Buyer.

e.                  Seller has applied and will apply the greatest care and due diligence in the process of acquiring the Gold and has observed and will observe all laws and regulations that apply to this process.

f.                   There is no fact that Seller or any of its agents are or could be aware of that would taint the object of this sale transaction in any way or would be a product or means of any illicit or unethical action.

g.                 To Seller’s best knowledge, each such applicable Shipment of Gold (i.e., of doré gold in bar or other form) will have a purity of gold (in said doré) of at least 95.8%.

h.                 Seller shall prepare and/or procure (and provide to Buyer originals or complete copies of) all the documents required for export and import of the Gold from the source country through to the Delivery Point, as well as certification documentation from the government of the source country.

i.                   Seller shall pay (or see to it that others have paid) all the required export and import duties and charges for the Gold in each country from the source country through to the Delivery Point.

j.                   Seller shall see to it that Buyer witnesses any Australian customs clearance, if Buyer has expressed a wish to do so.

k.                 Seller shall prepare, procure and deliver to Buyer the Delivery Documents.

l.                   Seller shall indemnify and hold harmless Buyer against and from any losses, liabilities, penalties, claims, actions, awards, settlements or judgments arising from Seller’s actual or alleged breach of the foregoing (including reasonable attorneys’ fees and expenses).

With regard to each respective Closing, Buyer confirms, represents, warrants and covenants to Seller that:

a.                  Buyer has all right, power and authority to execute, deliver and perform this Agreement, and has duly authorized the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by Buyer.

b.                 Buyer’s execution, delivery and performance of this Agreement did not and will not violate any applicable laws or regulations or result in the breach of any other agreement to which Buyer is a party.

c.                  Buyer shall see to it that Seller witnesses the entire Assay, if Seller has expressed a wish to do so and subject to the regulations of the relevant refinery.

d.                 Buyer shall indemnify and hold harmless Seller against and from any losses, liabilities, penalties, claims, actions, awards, settlements or judgments arising from Buyer’s actual or alleged breach of the foregoing (including reasonable attorneys’ fees and expenses).

8. NOTICES

Any notice, report, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person to [***]5 at the address noted at the beginning of this Agreement (if to Buyer) or to 8600 Transit Road, East Amherst, New York 14051, USA, attention: Darin Pastor, Chief Executive Officer (if to Seller) or if emailed to [***] (if to Buyer) or to dpastor@capstonefg.com (if to Seller). Either party may change its address or email address for all future notices, reports, requests, approvals and consents by giving, pursuant to this Section 8, written notice of such change of address or email address.

9. FORCE MAJEURE

Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party and not reasonably preventable using industry standard practices, including but not limited to, war, insurrection, act of terrorism, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, sabotage, accident, embargo, act of governmental authority, compliance with governmental order on national defense requirements, or inability due to general industry wide shortages to obtain fuel, power, raw materials, labor or transportation facilities. The source country’s governmental acts or orders shall not constitute force majeure as to Seller’s obligations. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement, the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue, shall use reasonable commercial efforts to cure and remedy such non-performance (including, for example, by substituting other acceptable Gold for the sourced Gold which is subject to force majeure) and the time for performance shall be extended for a number of days equal to the duration of the force majeure, and the parties shall meet promptly to determine an equitable solution to the effects of such event. If such force majeure has continued for at least six months and the affected party has, despite use of reasonable commercial efforts, been unable to cure and remedy such non-performance, either party may terminate this Agreement by written notice to the other.

10. ETHICS: (NON-CIRCUMVENTION and NON-DISCLOSURE).

Both Buyer and Seller acknowledge that they are subject to the terms of the Non-Disclosure/Non-Use/Non-Circumvention Agreements dated August 2, 2016 and August 25, 2016 between Buyer and Seller. It is expressly agreed that Seller may, in its discretion, disclose this Agreement to prospective suppliers of Seller, in order to induce them to enter into and/or proceed with the supply transaction with Seller.

11. ENTIRE AGREEMENT.

This Agreement is the entire agreement between the parties with regard to the subject matter hereof, and supersedes any and all prior or contemporaneous negotiations, understandings,

5 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

commitments and agreements (whether oral or in writing) with regard to the subject matter hereof. No waivers, changes, alterations or substitutions shall be permitted unless the same shall be notified in writing and signed by both parties. The English language version of this Agreement shall be controlling over any version in any other language.

12. SEVERABILITY.

This Agreement is severable. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).

13. APPLICABLE LAW AND BINDING ARBITRATION.

Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration (using the English language) in accordance with the commercial arbitration rules of the International Chamber of Commerce then in effect, in New York City, USA. The arbitration proceedings shall be conducted promptly and in accordance with the commercial arbitration rules of the International Chamber of Commerce then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA (without giving effect to any conflicts of law principles that require the application of the law of a different state or country). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and transactions hereunder and thereunder.

Each party recognizes that the covenants and agreements herein and their continued performance as set forth in this Agreement are necessary and critical to protect the legitimate interests of the other party, that the other party would not have entered into this Agreement in the absence of such covenants and agreements and the assurance of continued performance as set forth in this Agreement, and that a party’s breach or threatened breach of such covenants and agreements may cause the other party irreparable harm and significant injury, the amount of which will be extremely difficult to estimate and ascertain, thus potentially making any remedy at law or in damages inadequate. Therefore, each party confirms and agrees that the other party shall be entitled to seek on an interim or permanent basis specific performance, an order restraining any breach or threatened breach of any or all provisions of this Agreement, and any other equitable relief (including but not limited to temporary, preliminary and/or permanent injunctive relief), all without need to post any bond or security, and in addition to and not exclusive of any other remedy available to such other party at law or in equity.

Neither party shall commence any court proceeding or action against the other to resolve any dispute, except to enforce an arbitral award rendered pursuant to this Section. For all purposes of this Agreement, the parties hereby submit to the jurisdiction of the state and federal courts located in New York City, USA. In addition, the party in whose favor an arbitral award rendered pursuant to this Section was granted shall have the right to enforce such arbitral award in any court of any country which it wishes.

14. ELECTRONIC COPIES; COUNTERPARTS.

This Agreement may be executed and delivered in counterparts (portable document format (.pdf)/electronic transmission included), each of which shall constitute an original document, but both of which shall constitute one and the same instrument. Delivery of a portable document format (.pdf) copy of an executed signature page of this Agreement (or of any other notice, report, request, approval or consent required or permitted to be given under this Agreement) shall be as valid, for all purposes of contract formation and evidence and otherwise, as delivery of an executed original.

15. ASSIGNMENT.

Either party may assign its rights under this Agreement. Either party may assign its duties, liabilities and/or obligations under this Agreement, but the effect of doing so is that the assignee will become responsible for such duties, liabilities and/or obligations and the assignor will remain jointly and severally responsible for such duties, liabilities and/or obligations.

16. FEES, COSTS AND EXPENSES.

Each party is responsible for its own fees, costs and expenses in connection with this Agreement, except as otherwise expressly provided in this Agreement.

17. FURTHER ASSURANCES.

The parties hereby covenant and agree to reasonably cooperate and assist to, without the necessity of any further consideration, execute, acknowledge and deliver any and all such other documents and instruments and take any such other action as may be reasonably necessary, proper or advisable to consummate, make effective, comply with and carry out the intent and purposes of this Agreement. Each party shall reasonably assist and facilitate to aid the other party’s compliance, and evidence of compliance, with all applicable governmental, refinery and/or bank requirements and regulations.

18. RELATIONSHIP OF PARTIES.

Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. Neither party shall have the right to, and each party agrees not to purport to, incur any debts, liabilities or obligation for which the other is or will be responsible, or make any commitments or contracts for the other. Each party represents and warrants that it has not incurred any debts, liabilities or obligations for which the other is or will be responsible, or made any commitments or contracts for the other.

IN WITNESS WHEREOF, the parties have set their hands to this Sale and Purchase Agreement for Gold as of the day and year first above written.

BUYER:

[***][6]
By: /s/[***]
Name/Title:
Date: 21 September 2016
By: /s/[***]
Name/Title:
Date: 22 September 2016

SELLER:

CAPSTONE FINANCIAL GROUP, INC.
By: /s/ Darin Pastor
Name/Title: Darin Pastor, Chief Executive Officer
Date: 9/22/2016

6 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

PROPOSED SCHEDULE

Fortnight	Shipment Size (Kilograms)	Purchase Price	Cumulative Shipments (Metric Tons)
1	[***][7]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]
16	[***]	[***]	[***]
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]
24	[***]	[***]	[***]
25	[***]	[***]	[***]
26	[***]	[***]	[***]
27	[***]	[***]	[***]
28	[***]	[***]	[***]
29	[***]	[***]	[***]
30	[***]	[***]	[***]
31	[***]	[***]	[***]
32	[***]	[***]	[***]
33	[***]	[***]	[***]
34	[***]	[***]	[***]
35	[***]	[***]	[***]
36	[***]	[***]	[***]
37	[***]	[***]	[***]

7 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

38	[***][8]	[***]	[***]
39	[***]	[***]	[***]
40	[***]	[***]	[***]
41	[***]	[***]	[***]
42	[***]	[***]	[***]
43	[***]	[***]	[***]
44	[***]	[***]	[***]
45	[***]	[***]	[***]
46	[***]	[***]	[***]
47	[***]	[***]	[***]
48	[***]	[***]	[***]
49	[***]	[***]	[***]
50	[***]	[***]	[***]
51	[***]	[***]	[***]
52	[***]	[***]	[***]

8 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.